UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2022

America Great Health

(Exact name of registrant as specified in charter)

Wyoming

(State or other jurisdiction of incorporation)

0-27873	98-0178621
(Commission File Number)	(IRS Employer Identification No.)

1609 W Valley Blvd., #338, Alhambra, CA	91803
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (888) 988-1333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item  8.01 Other Events.

On June 28, 2022, the United States Patent and Trademark Office (the “USPTO”) issued U.S. Patent No. 11371037 (the “037 Patent”) and made publicly available provisional patent application (U.S. Application No. 17/374.357) (the “Provisional Patent Applications”) to which the 371 Patent claims priority.

The 037 Patent and the Provisional Patent Application described an invention that is directed to a method of preparing zinc-charged pancreatic enzymes, which is further directed to a method of treating cancer and inflammation using the zinc-charged pancreatic enzymes. Charging the pancreatic enzymes with zinc ions activate the pancreatic enzyme’s anticancer and anti-inflammation properties and make the enzymes capable of being administered orally. It is observed that the zinc-charged pancreatic enzymes are able to induce apoptosia in various cancer cells without affecting the normal cells. The zinc-charged pancreatic enzymes have also been observed inducing apoptosis in trophoblasts and reducing inflammation in general.

Our study has revealed that amylase-Zn possesses multiple anticancer mechanisms. First, in additional to the induction of apoptosis, amylase-Zn reduced the expression of PD-L1 in cancer cell lines by 90%, suggesting that amylase-Zn may be used as an immunotherapy agent for cancer treatment. Secondly, amylase-Zn reduced the expression of c-Myc by 45%, which may inhibit tumor growth. Third, amylase-Zn inhibited the secretion of IL-6, IL-8 and TNF-alpha, suggesting that amylase-Zn may inhibit cancer metastasis.

In vitro, cell lines study showed that amylase-Zn has strong apoptosis-inducing activity on various pancreatic cancer cell lines such as: BxPC-3, AsPC-1, HPAF-II, and Capan-2. Tissue distribution study further showed that after amylase-Zn was administrated to mice, a high concentration of amylase-Zn was detected in pancreas homogenate. Hence, amylase-Zn may be developed as an anti-pancreatic cancer drug, which will be the focus of the research for this IND application. The efficacy of amylase on pancreatic cancer, toxicology study, and pharmacokinetics study will be all performed as part of this exploration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

AMERICA GREAT HEALTH

Date: July 22, 2022

By:         /s/ Mike Q. Wang

Name:    Mike Q. Wang

Title:      CEO